Bracketed information omitted and filed separately with the Securities and
                              Exchange Commission
 Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4), 200.83
                                 and 240.24b-2


                                                                    EXHIBIT 10.7

                               LICENSE AGREEMENT

This Agreement is entered into effective as of July 11, 1994 (the "Effective Date"), between GENENTECH, INC., a Delaware corporation ("Genentech"), and SENSUS DRUG DEVELOPMENT CORPORATION, a Delaware corporation ("Sensus").

WHEREAS:

Genentech is the sole owner or exclusive licensee of the Patent Rights and Knowhow; and

Sensus wishes to obtain an exclusive license or sublicense to the Patent Rights and Knowhow, and Genentech is willing to grant such a license or sublicense, on the terms set forth in this Agreement.

Now, Therefore, in consideration of the mutual promises contained herein, the parties agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     1.1 "AFFILIATE" shall mean, with respect to either Party, a legal entity that directly or indirectly controls, is controlled by or is under common control with, such Party. For purposes of this definition, "control" shall mean the power, whether or not normally exercised, to direct the management and affairs of a legal entity, directly and indirectly. In the case of a corporation, the direct or indirect ownership of 50 percent or more of its outstanding voting equity shall be deemed to confer "control".

     1.2 "COMBINATION PRODUCT" shall mean a product consisting of a Licensed Product and at least one other component which is biologically active.

     1.3 "GROWTH HORMONE ANTAGONISTS" shall mean compounds which act as antagonists of the human growth hormone receptor and which are either: (i) compounds claimed or described in the patents and patent applications listed on Exhibit "A" attached hereto; (ii) other compounds first identified by Genentech during the three year period following the Effective Date; or (iii) homologs, analogs and amino acid fragments of any of the foregoing compounds. "Growth Hormone Antagonists" shall not, however, include orally available peptidomimetics of any of the foregoing compounds, nor shall such defined term include human growth hormone or any growth hormone agonist whose maximal response is greater than 1 percent of that of human growth hormone in Genentech's growth hormone receptor cell based assay, or whose EC50 is less than 3 nM in Genentech's growth hormone receptor cell based assay.

                                       1.

     1.4 "FIELD" shall mean the treatment of disease in humans whereby the mechanism of action of such treatment is directed at blocking the interaction between growth hormone and the growth hormone receptor or binding protein in order to block the action of growth hormone, and shall further include the diagnosis or prevention of any disease where such treatment is utilized.

     1.5 "KNOWHOW" shall mean: (i) all information, technology or materials in the possession or control of Genentech, including that which is described on Exhibit "B" attached hereto, which constitute proprietary methods, processes, techniques, assay methodology, data, inventions, formulations or biologically active materials useful for the development, use or sale of Growth Hormone Antagonists, excluding clinical data, marketing and sale data and regulatory filings, except insofar as any of the foregoing relate to the pegylation of growth hormone or Growth Hormone Antagonists; and (ii) that information concerning the manufacture of Growth Hormone Antagonists which is identified on Exhibit "C" attached hereto.

     1.6 "LICENSED PRODUCT" shall mean a product useful in the Field which: (i) contains a Growth Hormone Antagonist as an active ingredient, and (ii) could not be manufactured, used or sold without the license from Genentech granted herein.

     1.7 "NET SALES" shall mean the gross invoiced sales price charged for all Licensed Products and Combination Products sold by Sensus and its sublicensees to third parties, after deduction of the following items, provided and to the extent such items are incurred, are included in the price charged and do not exceed reasonable and customary amounts in the market in which such sales occurred:

           (I) trade and quantity discounts or rebates actually allowed and taken to the extent, customary in the trade;

           (II) credits or allowances given or made for rejection or return of previously sold Licensed Products or Combination Products;

           (III) any tax or governmental charge (other than an income tax) levied on the sale, transportation or delivery of a Licensed Product or Combination Product and borne by the seller thereof; and

           (IV)  any charges for freight or insurance borne by the seller.

     1.8 "PARTY" shall mean Genentech or Sensus, and, when used in the plural, shall mean both of them.

                                       2.

     1.9 "PATENT RIGHTS" shall mean all patent applications and patents in the possession or control of Genentech as of the Effective Date to the extent they claim or relate to the manufacture, use or sale of a Growth Hormone Antagonist or a Licensed Product or Combination Product in the Field, as well as substitutions, extensions, reissues, renewals, divisions, continuations, continuations-in-part and foreign counterparts thereof or therefor. Exhibit "A" attached hereto contains a partial list of patents and patent applications which are part of Patent Rights existing as of the Effective Date.

                                   ARTICLE 2
                                 LICENSE GRANT

     2.1  LICENSE GRANT.

          2.1.1 Genentech hereby grants to Sensus the exclusive (even as to Genentech), worldwide, royalty-bearing right and license under the Patent Rights and Knowhow to make, have made, use and sell Licensed Products within the Field. Notwithstanding the foregoing, Genentech shall retain the right to make, have made, use and sell Licensed Products within the Field for research and other non-commercial purposes.

          2.1.2 Sensus may grant sublicenses [ * ]; provided, however, that Sensus's right to sub-license the right to use or sell a Licensed Product [ * ] shall be subject to Article V. In the event of a sublicense by Sensus, Sensus guarantees to Genentech the performance by Sensus' sublicensee of Sensus' obligations hereunder.

     2.2  DUE DILIGENCE.

          2.2.1 Sensus shall use its best efforts expeditiously to develop, seek regulatory approval of and commercialize Licensed Products within the Field.

          2.2.2 Without limiting subsection 2.2.1, Sensus shall attain or perform the milestones shown on Exhibit "D" attached hereto (the "Milestones") by the dates shown. Sensus shall notify Genentech in writing when it achieves each of the Milestones.

          2.2.3 In the event that Sensus determines that it will be unable to meet a Milestone due to an event beyond Sensus' control but within Genentech's control, including, without limitation, delay in the performance by Genentech of any of its obligations hereunder (e.g. the transfer of technology or materials), Sensus will give prompt notice to Genentech of such inability and shall specify the amount of delay Sensus believes

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                       3.

resulted from events within Genentech's control. If Genentech agrees with the amount of such delay specified by Sensus, the milestone dates will automatically be extended by the extent of the delay in Sensus's ability to meet the Milestone which results from such event. If Genentech disagrees with the amount of such delay specified by Sensus, the matter shall be resolved by arbitration pursuant to Section 2.2.4, below.

          2.2.4 In the event that Sensus determines that it will be unable to meet a Milestone date due to issues beyond either Party's control (e.g. the need to change clinical endpoints or occurrence of a serious and unexpected adverse experience as defined in 21 C.F.R. Section 312.32), Sensus shall notify Genentech of such inability, identifying the nature of the inability with reasonable specificity and may ask for an extension of time in which to complete such Milestone. If the Parties cannot agree on the need for such an extension or the duration of the extension due to issues beyond Sensus's or Genentech's control, the matter will be referred to a committee of three individuals experienced in the issue in dispute (e.g. scientist or clinical researcher) for resolution pursuant to the then-current Commercial Rules of the American Arbitration Association (the "Rules"), pending which resolution this Agreement shall remain in full force and effect. Such committee shall consist of an individual selected by each of the Parties who shall not be an employee of either, with at least five years relevant experience. The two individuals so selected shall promptly select a third mutually agreeable arbitrator with like qualifications. If the individuals chosen by the Parties are unable to agree on the third member within 30 days after arbitration proceedings are initiated, the third member shall be identified pursuant to the Rules. The committee shall render a written opinion as to whether the inability to meet a Milestone date is beyond either Party's control to the Parties within 30 days after selection of the third arbitrator. If the committee finds that such inability was outside of the control of Sensus, the opinion shall also set forth the duration of the extension to which Sensus is entitled. Genentech and Sensus shall be bound by such written opinion.

          2.2.5 Except as set forth in Section 2.2.3 or 2.2.4, failure of Sensus timely to achieve any one of the Milestones shall be considered a material breach of this Agreement and Genentech shall have the rights set forth in Section 7.2.3.

     2.2.6 Beginning on the first anniversary of the Effective Date and every six months thereafter until the first sale of a Licensed Product, Sensus shall submit to Genentech a progress report covering Sensus's activities related to the development of and securing of the requisite approvals to market Licensed Products within [ * ] (each, a "Major Market"). Sensus shall advise Genentech of the date of the first sale of the first Licensed Products in each Major Market and, thereafter, of

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                                       4.

the filing of a marketing application for each subsequent Licensed Product in each Major Market.

                                   ARTICLE 3
                              PATENTS AND KNOWHOW

     3.1 OWNERSHIP. Genentech shall retain title to the Patent Rights and Knowhow, and to any patent rights and knowhow related to Licensed Products developed solely by Genentech in the future. Except as expressly provided herein, each Party shall own and shall have the exclusive right to exploit all intellectual property rights owned or acquired by such Party.

     3.2  PATENT PROSECUTION.

          3.2.1 Genentech shall be responsible for the prosecution and maintenance of the Patent Rights, at Genentech's expense, in consultation with Sensus. Genentech shall keep the other informed of the status of prosecution of Patent Rights, in each country, on a timely basis.

          3.2.2 Sensus shall assist Genentech in prosecuting and maintaining the Patent Rights as contemplated by Section 3.2.1.

     3.3  INFRINGEMENT.

          3.3.1 If either Party learns that a third party is infringing the Patent Rights, it shall promptly notify the other in writing. The Parties shall use reasonable efforts in cooperation with each other to stop such infringement without litigation.

          3.3.2 Sensus will be given the first opportunity to take the appropriate steps to remove the infringement of the Patent Rights which claim specifically a Growth Hormone Antagonist or its manufacture, use or sale including, without limitation, initiating suit. If Sensus decides not to take such steps within 180 days of discovering or being notified of the infringement, Genentech may do so. Each of the Parties agrees to provide reasonable assistance to the other in taking such steps. Any legal action taken under this Section
3.3.2 will be at the expense of the Party by whom suit is filed and will be controlled by the Party bringing suit. The Party not bringing suit may choose to be represented in any such action by counsel of its own choice at its own expense. Any damages or costs recovered shall be retained by the Party bringing suit. If both Parties bring suit, equitable apportionment of the costs and damages to be recovered shall be agreed upon before the filing of the suit.

                                       5.

     3.4 THIRD PARTY PATENT RIGHTS. If a notice of infringement is received by, or a suit is initiated against, either of Sensus or Genentech with respect to Licensed Products, the Parties will in good faith discuss the best way to respond.

     3.5 DISCLOSURE OF KNOWHOW. A goal of the Parties is to effect a prompt and effective transfer of Knowhow from Genentech to Sensus to assist Sensus in the satisfaction of its "due diligence" obligations hereunder. To this end, and subject to Article VIII, below, within 90 days following the Effective Date, Genentech shall disclose and transfer to Sensus all Knowhow and data constituting or evidencing Knowhow, at no cost to Sensus. To facilitate such disclosure and transfer of Knowhow, each Party shall appoint one or more appropriate individuals to act on its behalf as the primary liaison(s) with the other. Not withstanding the foregoing, Genentech's obligations with respect to the disclosure and transfer of Knowhow related to the manufacture of Growth Hormone Antagonists shall be limited to the scale and method of manufacture most recently practiced by Genentech.

                                   ARTICLE 4
                              EQUITY AND PAYMENTS

     4.1  EQUITY AS CONSIDERATION FOR LICENSE.

          4.1.1 (A) In consideration of the license granted to Sensus herein, Genentech shall be compensated through equity participation in Sensus, [ * ]. In each case, [ * ]. All shares to which Genentech is entitled shall be delivered to Genentech at the time of the relevant closing(s).

                 (B) The total number of shares to which Genentech is entitled under this Section 4.1.1 shall be equal to [ * ]. At each relevant closing, Genentech shall be issued [ * ]

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                                       6.

of the type of capital stock and/or other equity so issued. To the extent necessary, at the time of the final closing which results in Sensus receiving [ * ]. The provisions of this Section 4.1.1 shall survive any termination of this Agreement pursuant to Section 7.0 except for a termination by Sensus pursuant to Section 7.2.1 or 7.2.2.

          4.1.2 It shall be a condition to the continued effectiveness of this Agreement that Sensus close an equity financing of at least [ * ] within four months of the Effective Date, and that Sensus close further equity financings totaling in the aggregate at least an additional [*], in accordance with the following schedule:

                                                  MONTHS AFTER EFFECTIVE DATE
                                                       WITHIN WHICH SECOND
          AMOUNT RAISED IN FIRST CLOSING                 CLOSING TO OCCUR

                      [ * ]                                    [ * ]




     4.2  ROYALTIES.

          4.2.1 Sensus shall pay Genentech a royalty in the amount of [ * ] of Net Sales of each Licensed Product in each country wherein the manufacture, use or sale of the Growth Hormone Antagonist component of such Licensed Product is within the scope of a valid claim of a Patent Rights in such country, and [ * ] of Net Sales in all other instances. As used herein, "valid claim" shall mean a claim included in a pending patent application or issued patent included within the Patent Rights, which claim has not expired or been declared invalid in a final decision by a court of competent jurisdiction.

          4.2.2 The above royalty payments shall be made in U.S. dollars by wire transfer to such accounts as Genentech may from time to time designate and shall be made within 90 days at the end of each calendar quarter for Net Sales made during such quarter. At the time of making such royalty payment, Sensus shall also provide Genentech with a statement showing the gross sales of Licensed Product in each country and the corresponding Net Sales and a calculation of the royalties payable hereunder with respect to all Net Sales including documentation of applicable currency conversions. Sensus shall also provide Genentech notice that a wire transfer is being made at least five days before its initiation including a brief statement that such transfer is in payment of royalties due under this Agreement. Such notice shall be directed to the attention of the Treasurer at the address set

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                       7.

forth for Genentech in Section 9.10. Any royalty payment not paid on or before the payment date due shall bear interest, to the extent permitted by applicable law, at the then current LIBOR rate, plus [ * ] percent, calculated on the number of days the payment is delinquent.

          4.2.3 Net Sales shall first be calculated in the currency in which the sales were made and then converted into U.S. Dollars at the spot exchange rate reported in the U.S. Edition of the Wall Street Journal (or other publication chosen by the Parties by mutual consent from time to time) for the last business day of the quarterly period for which such payment is due.

          4.2.4 Royalty payments shall be made without set off and free and clear of any taxes, duties, levies fees or charges, except for withholding taxes (to the extent applicable). Sensus shall take all reasonable steps (including applicable implementation of competent authority procedures) as may be required by Genentech to (i) avoid or minimize any such withholding; (ii) take advantage of such international taxation treaties or other double taxation agreements as may be available; or (iii) take advantage of any tax credit with respect to such withholding; provided that Sensus shall not be required to incur any material costs or expenses in so doing.

          4.2.5 Sensus and its sublicensees shall keep complete and accurate records of the latest four calendar years of Net Sales with respect to which a royalty is payable under this Agreement. Genentech shall have the right, at its sole expense, to have an independent, certified public accountant, reasonably acceptable to Sensus, review Sensus's (and its sublicensees') records upon reasonable notice and during reasonable business hours for the purposes of verifying the royalty payments made pursuant to this Agreement. If an error in favor of Genentech of more than [ * ] percent of the total royalty amount due hereunder for the fiscal year being reviewed is discovered, then the reasonable fees and expenses of the accountant shall be borne by Sensus. Any amounts found due as a result of such review shall be promptly paid to the Party entitled thereto, together with interest thereon at the then-current LIBOR rate plus [ * ] percent. This provision shall survive any termination of this Agreement.

          4.2.6 In determining the Net Sales of Combination Products, Net Sales shall first be calculated in accordance with the definition of Net Sales and then multiplied by the percentage value of Licensed Product contained in the Combination Product, such percentage value being the quotient obtained by dividing the current market value of the Licensed Product by the sum of the separate current market values of the Licensed Product and other biologically active ingredients contained in the Combination Product. When no current market value is available for such an ingredient, Sensus shall calculate a hypothetical market value for such ingredient, allocating the same proportions of costs, overhead

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                                       8.

and profit as are then allocated to similar substances saving an ascertainable market price.

          4.2.7 If Sensus is required (pursuant to court order, settlement or contract) to pay royalties or other consideration to a third party for the license or other acquisition of a patent right which is necessary in order to manufacture, use or sell a Licensed Product within the Field, Sensus shall have the right to offset [ * ] with respect to such Licensed Product; provided, however, that the royalties payable to Genentech hereunder shall not thereby be decreased or offset to a rate below [ * ] percent of Net Sales of each Licensed Product per annum.

                                   ARTICLE 5
                              RIGHT OF FIRST OFFER

Sensus grants to Genentech a "right of first offer" whereby Sensus shall first notify Genentech in writing if it wishes to sublicense to any non-Affiliate third party the right to use and sell a Licensed product in [ * ]. Along with such notice to Genentech, Sensus shall provide Genentech with reasonable access to all Sensus data related to the subject matter of the proposed sublicense, to assist Genentech in making an informed decision regarding the exercise of its rights under this Article V. Genentech shall notify Sensus within 45 days after receiving such notice whether it wishes to exercise this right. If Genentech does not so notify Sensus, Sensus may grant the rights specified in the original notice to a third party. If Genentech does so notify Sensus, Sensus shall negotiate exclusively with Genentech with respect to such rights for a period not to exceed 45 days. If an agreement is not reached within such period, Sensus may grant such rights to a third party on terms no more favorable to the third party than those last offered to Genentech. However, if Sensus cannot reach agreement with any third party within nine months after concluding negotiations with Genentech, it shall again offer Genentech such rights before offering such rights to a third party.

                                   ARTICLE 6
                                CONFIDENTIALITY

     6.1  NON-DISCLOSURE.

          The Parties acknowledge that during the term of this Agreement they will each receive from the other information which is proprietary, confidential and of significant commercial value to the disclosing Party. Except to the extent expressly authorized by this Agreement, for the term of this Agreement and for five years thereafter, the receiving Party shall keep confidential and shall not publish or

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THE OMITTED PORTIONS.

                                       9.

otherwise disclose and shall not use for any purpose (except those related to or permitted by this Agreement) any information furnished to it by the other Party pursuant to this Agreement, including knowhow, except to the extent that it can be established by the receiving Party by competent proof that such information:

          (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

          (B) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

          (C) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

          (D) was subsequently lawfully disclosed to the receiving Party by a third party; or

          (E) was independently developed by the receiving Party as can be established by written records.

Each Party may disclose the other's information to Affiliates, and to third parties to the extent such disclosure is reasonably necessary in prosecuting or defending litigation, filing patent applications, complying with applicable governmental regulations or conducting clinical trials; provided, however, that if a Party is required to make any disclosure of the other Party's confidential information it will give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of the information to be disclosed. The disclosure of one Party's confidential information by the other in connection with the filing or prosecution of a patent application may be made only with the consent of the other Party, which consent may not be unreasonably withheld. Sensus may further disclose confidential information to the extent reasonably required to secure financing, in the course of merger or acquisition negotiations, or to negotiate a sublicense permitted hereunder; provided, however, that the entity to receive such confidential information shall first execute a binding confidentiality agreement of term and scope at least coextensive with the terms of this Section 6.1, and which confidentiality agreement shall expressly provide that Genentech is intended to be a third-party beneficiary thereof.

                                      10.

     6.2  PUBLICATION.

          Sensus may publish the results of activities related to this Agreement to the extent it will not result in the disclosure of confidential information, but Sensus may not publish Knowhow without the prior written consent of Genentech. Sensus shall provide a copy of any proposed manuscript or summary of any proposed presentation containing Knowhow to Genentech at least 30 days prior to the proposed date of submission to a publisher or presentation. Sensus shall incorporate all reasonable changes suggested by Genentech and to delete any confidential information at Genentech's request.

                                   ARTICLE 7
                              TERM AND TERMINATION

     7.1 TERM. Unless otherwise terminated earlier, the licenses and the royalty obligations under this Agreement will automatically expire on a country-by-country basis on the later of either: (i) 12 years from the first commercial sale of a Licensed Product in the country, or (ii) the expiration (or revocation) of the last to expire (or to be revoked) of the Patent Rights in each country. After the expiration of the term of the license in each country, Sensus shall have a fully paid, non-revocable, non-exclusive license under the Knowhow in that country.

     7.2  TERMINATION.

          7.2.1 Failure by either Party to comply with any of the material obligations contained in this Agreement (including Section 2.2 hereof) shall entitle the other Party to give to the Party in default notice specifying the nature of the default and requiring it to make good such default. If such default is not cured within 60 days after the receipt of such notice, the notifying Party shall be entitled, without prejudice to any of its rights hereunder or at law or equity, to terminate this Agreement by giving notice to take effect within 30 days after such notice, unless the defaulting Party shall cure within such further 30 day period.

          7.2.2 Either Party may terminate this Agreement by notice to the other in the event that the latter Party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of creditors, or there shall have been appointed a trustee or receiver of the latter Party for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against the latter Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other similar relief, and any such event shall have continued for more than 180 days undismissed, unbonded and undischarged.

                                      11.

          7.2.3 (A) If Sensus fails to achieve any one of the Milestones set forth in Exhibit "D" attached hereto within the applicable time specified in Exhibit "D", as adjusted pursuant to Section 2.2, Genentech shall have the option to terminate this Agreement and the license granted to Sensus herein (the "Termination Option"), on notice to Sensus at any time within 90 days following the date on which the Milestone in question was to have been attained. If Genentech exercises the Termination Option, or otherwise terminates this Agreement pursuant to section 7.2.1 or 7.2.2, Genentech shall automatically be granted a non-exclusive, worldwide, sublicenseable license to the results of the efforts made by Sensus and its sublicensees between the Effective Date and the date on which the Termination Option was exercised, with respect to the development of Growth Hormone Antagonists and Licensed Products in the Field. Such license shall include all regulatory submissions made by Sensus and its sublicensees for Licensed Products ("Submissions") and all patent rights and knowhow of Sensus and its sublicensees related to Growth Hormone Antagonists or Licensed Products and developed by Sensus or its sublicensees as part of the development of a Licensed Product hereunder, but only to the extent that such license can be granted by Sensus (or its sublicensee) without: (i) violating contractual obligations to third parties (other than sublicensees hereunder), or
(ii) making payment to third parties (other than sublicensees hereunder), unless Genentech agrees to make all such payments which are contractually required of Sensus or its sublicensees.

                (B) Such license to Genentech shall bear a commercially reasonable royalty, taking into account the value of the rights so licensed to Genentech on a non-exclusive basis, the amounts expended by Sensus and its sublicensees in the development or acquisition of such rights, and the ability of Sensus to license such rights to others. However, in no case shall the royalty due to Sensus be greater than

                    (I) [ * ] percent of net sales of Growth Hormone Antagonist products by Genentech or its sublicensees if, at the time the license is granted, Sensus has a Growth Hormone Antagonist that has at least been the subject of clinical trials, or

                    (II) [ * ] percent of net sales of such products by Genentech or its sublicensees otherwise.

If the parties are unable to agree upon a commercially reasonable royalty, the determination of such royalty may be referred to arbitration in the manner provided in Section 2.2.4.

                (C) Upon Genentech's exercise of the Termination Option, or other termination of this Agreement by Genentech pursuant to Section 7.2.1 or 7.2.2, Sensus and its sublicensees shall promptly provide Genentech with all documentation and materials to which Genentech is entitled pursuant to this
Section 7.2.3 including, without limitation, copies of all Submissions. Such transfer shall be made in a timely and orderly fashion and in a manner such that the value

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                                      12.

of what is being transferred is preserved in all material respects. Sensus and its sublicensees shall, further, promptly take all appropriate and necessary actions, including actions before involved regulatory agencies, to confirm Genentech's rights with respect to the Submissions, including the right to reference such Submissions. Upon such transfer and the completion of all such appropriate and necessary actions, Genentech shall reimburse Sensus and its sublicensees for their actual out-of-pocket expenses incurred as a result thereof.

          7.2.4 Sensus may terminate this Agreement, effective on 90 days prior notice to Genentech.

                                   ARTICLE 8
                              SUPPLY OF MATERIALS

     Within 30 days following the Effective Date, Genentech shall supply to Sensus, at no cost to Sensus, those materials described on Exhibit "E" attached hereto.

                                   ARTICLE 9
                                 MISCELLANEOUS

     9.1 SOLICITATION OF EMPLOYEES. For a period of [ * ] after the Effective Date, Sensus will not solicit any of Genentech's then-current employees to leave their employment without the prior written consent of Genentech.

     9.2 ASSIGNMENTS. Except as otherwise provided herein, neither this Agreement or any interest hereunder shall be assignable by either Party by operation of law or otherwise without the prior written consent of the other; provided, however, that either Party may assign this Agreement to an Affiliate or to any successor by merger or sale of all or substantially all of its assets in a manner such that the assignee becomes liable and responsible for the performance and observance of all duties and obligations hereunder. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party's successor's and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 9.2 shall be void.

     9.3 REPRESENTATIONS AND WARRANTIES. (A) Each Party represents and warrants to the other that, to the best of its knowledge; (i) it is free to enter into this Agreement and (ii) in so doing it will not violate any other agreement to which it is a party.

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                                      13.

Genentech represents and warrants to Sensus that: (i) it currently has the right to grant the licenses granted hereunder and is unaware of any pending or threatened litigation or alleging the invalidity of any of the Patent Rights or misappropriation by Genentech of any of the Knowhow, and (ii) that none of the Growth Hormone Antagonists licensed to Sensus hereunder has been developed in violation of the patent rights of any third party including, without limitation, patent rights related to so-called [ * ].

     9.4 FORCE MAJEURE. Neither Party shall be liable to the other for loss or damages or shall have any right to terminate this Agreement for any default or delay attributable to any act of God, flood, fire, explosion, strike, lockout, labor dispute, casualty or accident, war, revolution, civil commotion, act of public enemies, blockage or embargo, injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or subdivision, authority or representative of any such government, or any other cause beyond the reasonable control of such Party, if the Party affected shall give prompt notice of any such cause to the other Parties. The Party given such notice shall thereupon be excused from such of its obligations hereunder as it is so disabled and for 30 days thereafter.

     9.5 NO TRADEMARK RIGHTS. No right, express or implied, is granted by this Agreement to use in any manner any trade name or trademark of Genentech in connection with the performance of this Agreement or the exploitation of any license granted hereunder.

     9.6 PUBLIC ANNOUNCEMENTS. Except as required by law, Sensus shall obtain Genentech's consent (which consent shall not be unreasonably withheld) before making any public announcement concerning the terms of this Agreement or Sensus's relationship with Genentech.

     9.7 ENTIRE AGREEMENT AND AMENDMENT. Except for that certain letter agreement attached hereto as Exhibit "F", this Agreement contains and constitutes the entire understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether verbal or written, between the Parties respecting the subject matter hereof. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each of the Parties.

     9.8 SEVERABILITY. In the event any one or more of the provisions of this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement or either of the Parties to be invalid, illegal or unenforceable, such provision or provisions shall be validly reformed by addition or deletion of wording as appropriate to avoid such result and as nearly as possible approximate the intent of the Parties and, if

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                                      14.

unreformable, shall be divisible and deleted in such jurisdiction; elsewhere, this Agreement shall not be affected.

     9.9 CAPTIONS. The captions to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

     9.10 NOTICE AND DELIVERY. Any notice, requests, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by telegraph or telecopier (with confirmed answer-back) or sent by registered air mail letter to the Party to whom it is directed at its address shown below or such other address as such party shall have last given by notice to the other Party.

               If to Sensus, addressed to:

                    Sensus Drug Development Corporation
                    San Jacinto Center Suite 430
                    98 San Jacinto Blvd.
                    Austin, TX  78701
                    Attn:  President

               If to Genentech, addressed to:

                    Genentech, Inc.
                    460 Point San Bruno Boulevard
                    South San Francisco, CA  94080
                    Attention:  Corporate Secretary

     9.11  INDEMNIFICATION.

           9.11.1 Sensus shall indemnify and hold Genentech harmless from any and all damages, costs and liabilities resulting or alleged to result from any negligent or willful act or omission of Sensus in connection with researching, developing, selling, using or manufacturing a Licensed Product or sublicensing another to do so (including, without limitation, reasonable attorney's fees), except to the extent that such damages, costs or liabilities result or are alleged to result from any negligent or willful act or omission on the part of Genentech or any employee or agent of Genentech. In the event that suit is brought or claim made against Genentech which might give rise to a claim of indemnification hereunder, Genentech shall promptly notify Sensus. At its own expense, Sensus shall have the right to participate fully in the resolution of such suit or claim, by intervention or otherwise. No settlement of any suit or claim which may give rise to a claim for indemnification hereunder shall be made without the prior consent of Sensus.

                                      15.

          9.11.2 Genentech shall indemnify and hold Sensus harmless from any and all damages, costs and liabilities resulting or alleged to result from: (i) any negligence or willful misconduct on the part of Genentech or its sublicensees, or (ii) any act or omission of Genentech or any sublicensee of Genentech in the use or sale of any Licensed Product, except to the extent that such damages, costs or liabilities result or are alleged to result from any negligence or willful act or omission on the part of Sensus or any employee or agent of Sensus. If suit is brought or claim made against Sensus which give rise to a claim of indemnification hereunder, Sensus shall promptly notify Genentech. At its own expense, Genentech shall have the right to participate fully in the resolution of such suit or claim, by intervention or otherwise. No settlement of any suit or claim which may give rise to a claim for indemnification hereunder shall be made without the prior consent of Genentech.

     9.12 APPLICABLE LAW. This Agreement shall be governed by the laws of the State of California, without regard to its conflicts of laws principles.

     9.13 ACCESS TO GENENTECH EMPLOYEES. (A) Genentech shall use its best efforts to assure that for two years following the Effective Date James A. Wells, Ph.D. ("Wells") and Michael J. Cronin, Ph.D. ("Cronin") shall at Sensus' request serve as a member of Sensus' Scientific Advisory Board ("SAB"). Neither Wells nor Cronin shall receive compensation or any other payment directly or indirectly from Sensus for the services he provides Sensus while he is a Genentech employee. Such obligation of Genentech as to each of Wells and Cronin shall terminate upon the termination of the employment of each with Genentech. If so requested, Wells and Cronin shall serve on the SAB pursuant to Sensus' standard confidentiality and non-use agreement, a copy of which is attached hereto as Exhibit "G", except that such confidentiality agreement such have no effect to the extent that either Wells or Cronin are acting in their capacity as either employees of or consultants to Genentech. For one year from the Effective Date, Genentech shall also allow Sensus reasonable access to other Genentech employees for up to eight hours per month, to the limited extent necessary to achieve the transfer of Knowhow contemplated hereunder.

        (B) Genentech will have no objection to Sensus retaining Armen Ramel as a consultant to Sensus and using knowledge and expertise which he obtained as a Genentech employee solely to the extent required to scale up Licensed Products from the scale disclosed by Genentech to the commercial scale reasonably required by Sensus.

     9.14 SURVIVAL. Except as otherwise provided herein, Sections 4.1.1, 4.2, 6.1, 9.10, 9.11 and 9.12 shall survive the termination or expiration of the term of this Agreement.

                                      16.

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original.

                                    SENSUS DRUG DEVELOPMENT CORPORATION

                                    By [SIGNATURE]
                                      -----------------------------------

                                    Title CEO
                                         --------------------------------


                                    GENENTECH, INC.

                                    By [SIGNATURE]
                                      -----------------------------------

                                    Title Senior V.P.
                                         --------------------------------

                                      17.

                                   EXHIBIT A

[ * ]

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

[ * ]

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

[ * ]

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

                                   EXHIBIT B
                           NON-MANUFACTURING KNOWHOW

[ * ]

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

                                   EXHIBIT C
                             MANUFACTURING KNOWHOW

 .    Manufacturing processes and procedures as available for producing licensed products, including but not limited to details of the following operations:

[ * ]

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

                                  EXHIBIT "D"
                                  MILESTONES

[ * ]

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

                                  EXHIBIT "E"
                                MATERIALS LIST

[ * ]

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

                                   EXHIBIT F

                                                                           ID/2/

Innovations in Drug Development
San Jacinto Center
98 San Jacinto Boulevard Suite 430
Austin, Texas 78701
Tel 512-476-4279
FAX 512-476-3227

John A. Scarlett, M.D.
President / CEO

July 1, 1994

Mr. John Wulf
Genentech Inc.
Building 24
460 Point San Bruno Boulevard
South San Francisco, CA 94080

Dear John:

I am writing with respect to Genentech's concerns regarding the transfer of certain rights currently held by id/2/-I, L.P. pursuant to a Biotechnology Licensing and Transfer Agreement dated January 18, 1993 between Drug Development Investment Corporation ("DDIC") and Ohio University (the "DDIC Agreement" and a subsequent Assignment Agreement between DDIC and id/2/-I, L.P. dated March 26, 1993. By way of clarification, DDIC is the Managing (and sole) General Partner of id/2/-I, L.P., and directs its management and business affairs.

Within four weeks following the effective date of the contemplated license agreement between Sensus Drug Development Corporation ("Sensus") and Genentech regarding Growth Hormone Antagonists (as defined therein), Sensus will secure from id/2/-I, L.P. all of the rights of id/2/-I, L.P. and/or DDIC which relate to the manufacture, use or sale of Growth Hormone Antagonists. Within one week following the end of such four week period, Sensus will provide Genentech with reasonable documentation evidencing the foregoing. No payment will be due id/2/-I, L.P. or DDIC from Sensus for the transfer of these rights. However, Sensus will be required to assume all responsibilities related to the transferred technology as a sublicensee under the DDIC Agreement.

In the event that Sensus has not secured the foregoing rights and provided reasonable documentation thereof to Genentech within the time period provided above, the license agreement between Genentech and Sensus shall be immediately voidable by Genentech on notice to Sensus, but Genentech shall be entitled to retain all rights thereunder to which Genentech would otherwise be entitled in the event of termination of such license agreement by virtue of breach on the part of Sensus.

Please let me know immediately if the foregoing is not consistent with your understanding.

                                     Sincerely,
                                     John A Scarlett, M.D.
                                     President/CEO
JAS/km

cc:  P. De Stefano
     S. Juelsgaard

                                  EXHIBIT "G"
                           CONFIDENTIALITY AGREEMENT


     THIS CONFIDENTIALITY AGREEMENT, effective ______________________, 19__, ("Effective Date"), by and between _______________________________, having an address at ________________________, ("_____________________") and
________________________, having an address at __________________________
("____________________"), shall govern the conditions of disclosure by __________________ to ___________________ of confidential technical and business information, whether written or oral, ("Information") during or relative to the performance of services by ___________________ on behalf of ___________________.

     With regard to Information, _______________________ hereby agrees (i) not to use any Information except for the purpose of _____________________'s performance of services for _________________________, and (ii) not to disclose Information to others without the express written permission of __________________________, except that ________________________ shall not be prevented from using or disclosing Information:

     (A)  which is approved in writing by ____________________________________
          for release by _______________________ without restrictions; or

     (B)  which ________________________________ can demonstrate by written records was previously known to _______________________; or

     (C) which is now public knowledge, or becomes public knowledge in the future, other than through acts or omissions of _____________________________ in violation of this Confidentiality Agreement; or

     (D) which is lawfully obtained by ____________________ from sources independent of ____________________ who have a lawful right to disclose such Information.

          It is further agreed that ____________________________'s furnishing of Information to _____________________________________ shall not constitute any grant, option, or license to ___________________________________ under any patent or other intellectual property rights now or hereinafter held by
____________________________.

          This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California, United States of America, without reference to conflict of laws principles or statutory rules of arbitration.

          This Agreement constitutes the entire and exclusive agreement between the parties with respect to the subject matter hereof and supersedes and cancels all previous registrations, agreements, commitments and writings in respect thereof.

     The obligations of ____________________________ under the terms of this Agreement shall continue full force and effect for 5 years after the Effective Date.

____________________________           _________________________________

("______________________")             ("__________________________")

By: ________________________           By: _____________________________

____________________________           _________________________________
         Print Name                               Print Name

Title: _____________________           Title: __________________________

                        AMENDMENT OF LICENSE AGREEMENT


     THIS AMENDMENT OF LICENSE AGREEMENT (the "Amendment") is entered into effective as of December 21, 1994 (the "Effective Date"), by and between GENENTECH, INC., Delaware corporation ("Genentech") and SENSUS DRUG DEVELOPMENT CORPORATION, a Delaware corporation ("Sensus").

                                   RECITALS

A. Genentech and Sensus entered into that certain License Agreement dated as of July 11, 1994, as amended previously (the "Agreement"), pursuant to which Genentech granted Sensus licenses under certain patent rights and know-how of Genentech;

B. Genentech and Sensus wish to amend the Agreement to provide for Genentech to perform certain manufacturing process development and clinical product supply services on behalf of Sensus, and to modify the equity investment and payment terms of the Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. AMENDMENT OF ARTICLE 1. Article I of the Agreement is hereby amended by adding the following Sections to the Article:

          "1.10   "FULLY BURDENED MANUFACTURING COSTS" shall mean the [ * ].

          1.11 "MANUFACTURING INFORMATION" shall mean all information, technology or materials developed by Genentech pursuant to the process development efforts in Article VIII that constitute proprietary methods, processes, techniques, data, inventions, formulations or biologically active materials specifically relating to or useful for the manufacture of Growth Hormone Antagonists, excluding clinical data, marketing and sales data and regulatory filings, except insofar as any of the foregoing relate to the pegylation of growth hormone or Growth Hormone Antagonists.

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                                       1

          1.12 "MANUFACTURING PATENTS" shall mean all patent applications and patents issuing therefrom to the extent that they claim or relate to any aspect of the Manufacturing Information.

          1.13 "MATERIAL" shall mean Growth Hormone Antagonists described in Exhibit H that Genentech shall produce and supply to Sensus as contemplated under Article VIII for pre-clinical and Phase I/Phase II clinical use.

     2. AMENDMENT OF EQUITY AND PAYMENT PROVISIONS. The provisions of Article IV of the Agreement relating to "Equity and Payment" are amended and modified as follows:

          2.1. A new Section 4.1.3 is added to the Agreement, reading in its entirety as follows:

                    "4.1.3.   Genentech agrees to purchase [ * ] ($[ * ]) in
          Sensus capital stock in the next Sensus Private Placement Equity Financing, on the same terms as the other investors in such financing, provided that such financing closes by February 28, 1995 and that the total amount invested in such financing in Sensus (including the Genentech investment) is at least [ * ] Dollars ($[ * ]). Any equity investment by Genentech under this Section 4.1.3 shall not count toward either (i) the $[ * ] or $[ * ] equity financing goals set forth in Section 4.1.2, or (ii) the [ * ]% equity ownership of Genentech set forth in Section 4.1.1."

          2.2. In consideration of Genentech's effort with respect to the Project, as set forth in Article VIII of the Agreement (as amended by this Amendment), including delivery of all Materials required to be supplied to Sensus thereunder in compliance with the Specifications (as defined in Section 8.4(a) of the Agreement as amended), the royalty provisions in Section 4.2 of the Agreement are amended and modified as follows:

          (A) The first sentence of Section 4.2.1 is amended and restated as follows:

          "Sensus shall pay Genentech a royalty in the amount of [ * ]% of Net Sales of each Licensed Product in each country wherein the manufacture, use or sale of the Growth Hormone Antagonist component of such Licensed Product is within the scope of a valid claim of a Patent Right in such country, and [ * ]% of such Net Sales of each Licensed Product in all other countries."

          (B) In Section 4.2.7 of the Agreement, the phrase "to a rate below [ * ] percent" is amended to read "to a rate below [ * ]%".

     3. PROCESS DEVELOPMENT TERMS. The existing Article VIII in the Agreement is deleted in its entirety and a new Article VIII, set forth in full below, is substituted in its place.

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                                       2

                                 ARTICLE VIII

                  PROCESS DEVELOPMENT AND SUPPLY OF MATERIALS

          8.1 PROCESS DEVELOPMENT PROJECT. Subject to the terms of this Agreement, Sensus hereby engages Genentech to use its commercially reasonable best efforts to undertake and perform process development relating to Growth Hormone Antagonists, with the intent of developing a GMP process for producing [ * ] bulk quantities of such compounds. Genentech shall use its commercially reasonable best efforts to perform the specific process development and Materials supply tasks set forth on the attached Exhibit H, as such tasks may be more fully described or modified by written agreement of the parties from time to time during the performance of such tasks (the "Project"). Genentech and Sensus acknowledge that the services provided by Genentech under this Article VIII are experimental in nature.

          8.2 SENSUS PARTICIPATION IN PROJECT. Genentech shall involve Sensus on a continuing and active basis during the Project. In particular, Genentech shall meet and consult regularly with Sensus to discuss the results of the Project and to agree on further refinement or specification of the tasks, as set forth on Exhibit H, to be performed under the Project.

          8.3 PROJECT TIME LINE. Subject to the terms of this Agreement, Genentech shall use its commercially reasonable best efforts to complete the Project, including supply of Materials to be supplied thereunder. The Parties agree to meet, at an appropriate time but not less than 6 months prior to the anticipated completion of the Project, to discuss possible terms for extending the development and supply arrangement to the scaleup and production of material for phase III clinical trial and commercial use. Genentech, however, is under no obligation to agree to such an extension.

          8.4     MATERIALS SUPPLY.

                  (A) Genentech shall supply the specific Materials described in Exhibit H, according to such schedule and in such quantities to be agreed by the Parties. Sensus shall compensate Genentech for supply of Materials an amount equal to [ * ] of such Materials. The Materials supplied by Genentech hereunder shall conform to such specifications, including release and QA/QC specifications, as will be mutually agreed to by the Parties and attached hereto as Exhibit I (the "Specifications"). The Parties agree that, under the Project, Genentech shall develop manufacturing processes for the Growth Hormone Antagonists sufficient to supply Sensus with batches of Material [ * ] for pre-clinical and phase I/phase II clinical use. At the beginning of each calendar quarter, Genentech and Sensus will mutually agree upon a Material production and delivery schedule for such quarter.

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                                       3

                  (B) Upon receipt of each batch of Material to be provided by Genentech pursuant to Section 8.4(a), Sensus shall confirm that such product meets the Specifications by performing pertinent analytical tests. In the event that Sensus determines that such Material does not comply with the Specifications in Exhibit I, Sensus shall so inform Genentech within ten business days of receipt of such Material, describing in detail the failure to meet the Specifications. If Sensus does not so inform Genentech of any such non-compliance with the Specifications within ten business days of Sensus's receipt of the Material, the Material shall be deemed to meet such Specifications. If Genentech agrees that the delivered Material does not meet the Specifications, Genentech shall thereafter use its commercially reasonable best efforts, at Sensus's own cost, to produce the required amount of Material complying with the Specifications in as short a time as commercially reasonably practicable. If Genentech disputes Sensus's determination that the product fails to comply with the Specifications, the parties shall proceed under Section 8.4(c) hereof. If Genentech is unable to produce any required batch of Material in compliance with the Specifications within 4 weeks following the date required for delivery of such batch under the schedule agreed to by the parties under Section 8.4(a), then Sensus may terminate this Agreement, and upon such termination Sensus shall be responsible for payment of any fees therefor accrued through the date of termination

                  (C) In the event that Genentech disputes Sensus's determination that any batch of Material delivered by Genentech hereunder fails to meet the Specifications, and Genentech gives Sensus written notice of such dispute within ten business days of receiving notice from Sensus of its determination, Sensus shall submit samples of the product delivered by Genentech that is the subject of the dispute (the "Disputed Product") to an independent laboratory mutually agreed upon by the parties in good faith, for testing as to conformity with the Specifications. The determination of such independent laboratory shall be final with regard to the question of whether such Disputed Product delivered by Genentech hereunder complies with the Specifications. In the event that the Disputed Product is determined not to comply with the Specifications by this procedure, such product shall be returned to Genentech, Genentech shall pay all costs of the independent laboratory analysis performed on such Disputed Product, and Genentech shall provide Sensus conforming Material as soon as reasonable practicable. In the event that the Disputed Product is determined to comply with the Specifications by this procedure, such product shall be returned to Sensus, and Sensus shall pay all costs of the independent laboratory analysis performed on such Disputed Product.

          8.5 PAYMENTS. Upon the closing of Sensus' first financing of at least $[ * ] (including the financing referred to in Section 4.1.3), Sensus shall simultaneously pay Genentech $[ * ] in non-refundable consideration for the performance of the Project. In addition, Sensus shall pay Genentech $[ * ] annually per each FTE (based upon expending 235 days per year in performing his or her services) or in proportion for parts of such FTEs dedicated to and actually conducting work on the Project and other work related to the Project, payable quarterly, provided that Genentech shall not be required to dedicate during the term of this Agreement more than a total of eight FTE's

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                                       4
     to the Project. Genentech shall provide quarterly invoices thirty (30) days after the end of such quarter for the cost of the Genentech employees dedicated to performing the Project in the prior quarter, which invoices shall include a detail of the person days worked and PARTICULAR aspects of the Project performed during such time. Sensus will remit such invoiced amount to Genentech within thirty (30) days of receipt of such invoice.

          8.6     TRANSFER OF MANUFACTURING INFORMATION.

                  (A) Regularly throughout the performance of the Project, but in no event less frequently than once every calendar quarter, Genentech shall provide Sensus a written report summarizing the results and developments of the Project and characterizing the nature of all new Manufacturing Information developed since the last report hereunder. At Sensus' reasonable request, Genentech shall provide Sensus copies of Genentech documents describing or setting forth the Manufacturing Information.

                  (B) For use pursuant to Section 8.7, Genentech shall transfer the Manufacturing Information to Sensus or a third party manufacturer of Sensus's choice not less than 30 days after the anticipated completion or termination of the Project if Genentech decides not to extend the Project to include the scaleup and production of Material for a phase III clinical trial or commercial use, as provided for in Section 8.3.

          8.7 INTELLECTUAL PROPERTY. Genentech hereby grants Sensus a nonexclusive, worldwide license, with the right to sublicense, during the term of the Agreement to use the Manufacturing Information and to practice the Manufacturing Patents solely in connection with the licenses granted under Section 2.1 of this Agreement and so long as Sensus is meeting its obligations under the Agreement, as amended. Royalties for this license are included within the royalties described in Section 4.2.1.

          8.8     REGULATORY SUBMISSIONS AND REVIEWS.

                  (A) Promptly after Sensus's request, Genentech shall, consistent with appropriate regulatory practices, supply Sensus such regulatory information specifically relating to the process for manufacturing Growth Hormone Antagonists developed by Genentech under this
     Article VIII as is necessary to file a Investigational New Drug application for any such Growth Hormone Antagonist (the "IND"), naming Genentech as supplier for Phase I, II and perhaps Phase III clinical trials of such compound (the "Trial Material").

                  (B) After Genentech has completed the Project, Genentech shall provide Sensus any additional information or data reflecting any changes to the data and information relating to Trial Material or its manufacture as provided pursuant to Section 8.8(a) above.

                  (C) For any Drug Master File relating to Trial Material ("DMF"), Genentech shall submit to FDA a letter, signed by a duly authorized representative, authorizing Sensus to reference the DMF. Sensus shall have a right of reference to all DMFs relevant to Growth Hormone Antagonists.

                  (D) Promptly after Sensus's reasonable request, Genentech shall, consistent with appropriate regulatory practices, supply Sensus such information in Genentech's possession specifically relating to the Growth Hormone Antagonists and the process for manufacturing same as is necessary for Sensus to submit or obtain regulatory applications or approvals required in a foreign country for Sensus to conduct clinical trials of or market such compounds. Genentech agrees to provide Sensus access to all documents and information of Genentech specifically relating to the Growth Hormone Antagonists and the process for manufacturing same as is necessary for any regulatory submissions by Sensus covering such Growth Hormone Antagonists.

                  (E) All costs of compiling, filing and maintaining DMFs and any other regulatory documents that Genentech is required to submit to any regulatory authority shall be at Sensus's expense, and consistent with the FTE restrictions of Section 8.5.

                  (F) In the event that FDA or any other national, state, or local regulatory authority shall make any inquiries or request or require any information relating to an IND for Growth Hormone Antagonists which relates to work performed by Genentech under this Article VIII, Genentech, to the extent possible, shall assist Sensus in responding fully and completely to such inquiry or request.

                  (G) At any time that representatives of FDA or of any national, state or local regulatory authority advise Genentech that there will be an inspection of Genentech's facility or facilities where a Growth Hormone Antagonist, is, or will be, manufactured and which inspection specifically relates to Genentech's manufacture of Growth Hormone Antagonists, Genentech shall immediately notify Sensus of the date and time at which such inspection is scheduled to occur.

                  (H) Genentech shall immediately advise Sensus in writing of any and all regulatory actions involving its facilities or products or process that relate or impact in any material manner to the manufacturing process for a Growth Hormone Antagonist or production thereof, including without limitation governmental inspection reports, findings and disciplinary actions against Genentech and all corrective or remedial actions taken in response thereto. Genentech shall also advise Sensus in writing immediately upon discovering any material problems at its facilities relating to the production of Growth Hormone Antagonist, including contamination or manufacturing errors, and any other action or omission that did, or could, adversely affect the safety, efficacy, quality or stability of the Growth Hormone Antagonist, together with a statement of all corrective or remedial action taken.

                  (I) This Section 8.8 shall survive termination or expiration of this Agreement.

          8.9 MANUFACTURING WARRANTY. Genentech hereby represents and warrants to Sensus that it will manufacture the Materials in accordance with current Good Manufacturing Practices rules and regulations.

          8.10 OBLIGATION UPON FINANCING. Genentech shall have no obligation to begin the Project until Sensus receives the [ * ] Dollars ($[ * ]) described in Section 4.1.3.

          8.11 TERMINATION. Except as otherwise provided, all of Genentech's obligations under Article VIII shall terminate upon the completion of the Project. Sensus may terminate its obligations under Article VIII as provided in Section 8.4(b).

     4. AMENDMENT OF SECTION 9.11.2. Section 9.11.2 of the Agreement is hereby amended by adding to the first sentence of the Section, after the phrase "sale of any Licensed Product," the following phrase: "or (iii) any negligence or willful misconduct on the part of Genentech in the manufacture of Growth Hormone Antagonists".

     5.   MISCELLANEOUS.

          5.1 REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other that, to the best of its knowledge, (i) it is free to enter into this Amendment and (ii) in so doing it will not violate any other agreement to which it is a party.

          5.2 ENTIRE AGREEMENT AND AMENDMENT. Except as modified by this Amendment and for that certain letter agreement attached to the Agreement as Exhibit "F", the Agreement, as amended, remains in full force and effect and the Agreement and Amendment contain and constitute the entire understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understanding and agreements, whether verbal or written, between the parties respecting the subject matter hereof. No waiver, modification or amendment of any provision of this Amendment shall be valid or effective unless made in writing and signed by a duly authorized officer of each of the Parties.

          5.3 SEVERABILITY. In the event any one of the provisions of this Amendment should for any reason be held by any court or authority having jurisdiction over this Amendment or either of the Parties to be invalid, illegal or unenforceable, such provision or provisions shall be validly reformed by addition or deletion of wording as appropriate to avoid such result and as nearly as possible approximate the intent of the Parties and, if unreformable, shall be divisible and deleted in such jurisdiction; elsewhere, this Amendment shall not be affected.

          5.4 CAPTIONS. The captions to this Amendment are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Amendment.

          5.5 APPLICABLE LAW. This Amendment shall be governed by the laws of the State of California, without regard to its conflicts of laws principles.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

          IN WITNESS THEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original


GENENTECH, INC.                         SENSUS DRUG DEVELOPMENT CORPORATION


By:____________________________         By:       [sig.]
                                           --------------------------------

Title:_________________________         Title:     President / COO
                                              -----------------------------

                                   EXHIBIT H
                                   ---------


                     SENSUS CORPORATION - GENENTECH, INC.
               PHARMACEUTICAL DEVELOPMENT/MANUFACTURING SERVICES

                                 SCOPE OF WORK


[ * ]

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                                       9

V.   [ * ]

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                                      10

IX.  [ * ]

X.   ESTABLISH & CHARACTERIZE [ * ]

     .    Coordinate with Sensus' designated QC contractor

XI.  OTHER

     .    Provide samples of [ * ] if available
     .    Provide Sensus with appropriate documentation/records of above services
     .    Meet with Sensus as required to monitor progress

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                                      11

                                   EXHIBIT I

                                SPECIFICATIONS

                          (To be appended by parties)

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                        AMENDMENT OF LICENSE AGREEMENT


     THIS AMENDMENT OF LICENSE AGREEMENT (the "Amendment") is entered into effective as of February 03, 1995 (the "Effective Date"), by and between GENENTECH, INC., Delaware corporation ("Genentech") and SENSUS DRUG DEVELOPMENT CORPORATION, a Delaware corporation ("Sensus").

                                   RECITALS

A. Genentech and Sensus entered into that certain. License Agreement dated as of July 11, 1994, as amended previously on November 4, 1994 (the "Agreement"), pursuant to which Genentech granted Sensus Licenses under certain patent rights and know-how of Genentech;

B. Genentech and Sensus wish to amend the Agreement to provide for Genentech to perform certain manufacturing process development and clinical product supply services on behalf of Sensus, and to modify the equity investment and payment terms of the Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. AMENDMENT OF ARTICLE I. Article I of the Agreement is hereby amended by adding the following Sections to the Article:

          "1.10  "FULLY BURDENED MANUFACTURING COSTS" shall mean the [ * ].

          1.11 "MANUFACTURING INFORMATION" shall mean all information, technology or materials developed by Genentech pursuant to the process development efforts in Article 8 that constitute proprietary methods, processes, techniques, data, inventions, formulations or biologically active materials specifically relating to or useful for the manufacture of Growth Hormone Antagonists, excluding clinical data, marketing and sales data and regulatory filings, except insofar as any of the foregoing relate to the pegylation of growth hormone or Growth Hormone Antagonists.

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                                      1.

          1.12 "MANUFACTURING PATENTS" shall mean all patent applications and patents issuing therefrom to the extent that they claim or relate to any aspect of the Manufacturing Information.

          1.13 "MATERIAL" shall mean Growth Hormone Antagonists described in Exhibit H that Genentech shall produce and supply to Sensus as contemplated under Article 8 for pre-clinical and Phase I/Phase II clinical use."

     2. AMENDMENT OF EQUITY AND PAYMENT PROVISIONS. The provisions of Article 4 of the Agreement relating to "Equity and Payment" are amended and modified as follows:

          2.1. Section 4.1.2 of the License Agreement is hereby amended as follows:

          the phrase "by February 28, 1995" in Section 4.1.2 is deleted and replaced with the phrase "by March 3l, 1995."

          2.2. A new Section 4.1.3 is added to the Agreement, reading in its entirety as follows:

                 "4.1.3. Genentech agrees to purchase [ * ] Dollars ($[ * ]) in Sensus [ * ], on the same terms as the other investors in such financing, provided that such financing closes by March 31, 1995 and that the total amount invested in such financing in Sensus (including the Genentech investment) is at least [ * ] Dollars ($[ * ]). Any equity investment by Genentech under this Section 4.1.3 shall not count toward either (i) the $[
     * ] or $[ * ] equity financing goals set Forth in Section 4.1.2, or (ii) the [ * ]% equity ownership of Genentech set forth in Section 4.1.1."

          2.3. In consideration of Genentech's effort with respect to the Project, as set forth in Article 8 of the Agreement (as amended by this Amendment), including delivery of all Materials required to be supplied to Sensus thereunder in compliance with the Specifications (as defined in Section 8.4(a) of the Agreement as amended), the royalty provisions in Section 4.2 of the Agreement are mended and modified as follows:

          (a) The first sentence of Section 4.2.1 is amended and restated as follows:

          "Sensus shall pay Genentech a royalty in the amount of [ * ]% of Net Sales of each Licensed Product in each country wherein the manufacture, use or sale of the Growth Hormone Antagonist component of such Licensed Product is within the scope of a valid claim of a Patent Right or any Manufacturing Patent in such country, and [ * ]% of such Net Sales of each Licensed Product in all other countries."

          (b) In Section 4.2.7 of the Agreement, the phrase "to a rate below [ * ] percent" is amended to read "to a rate below [ * ] %".

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                                      2.

     3. PROCESS DEVELOPMENT TERMS. The existing Article 8 in the Agreement is deleted in its entirety and a new Article 8, set forth in full below, is substituted in its place.

                                 ARTICLE VIII

                  PROCESS DEVELOPMENT AND SUPPLY OF MATERIALS

          8.1 PROCESS DEVELOPMENT PROJECT. Subject to the terms of this Agreement. Sensus hereby engages Genentech to use its commercially reasonable best efforts to undertake and perform process development relating to Growth Hormone Antagonists, with the intent of developing a GMP process for producing [ * ] bulk quantities of such compounds. Genentech shall use its commercially reasonable best efforts to perform the specific process development and Materials supply tasks set forth on the attached Exhibit H, as such tasks may be more fully described or modified by written agreement of the parties from time to time during the performance of such tasks (the "Project"). Genentech and Sensus acknowledge that the services provided by Genentech under this Article 8 are experimental in nature and may not achieve the desired result.

          8.2 SENSUS PARTICIPATION IN PROJECT. Genentech shall involve Sensus on a continuing and active basis during the Project. In particular, Genentech shall meet and consult regularly with Sensus to discuss the results of the Project and to agree on further refinement or specification of the tasks, as set forth on Exhibit H, to be performed under the Project.

          8.3 PROJECT TIME LINE. Subject to the terms of this Agreement, Genentech shall use its commercially reasonable best efforts to complete the Project, including supply of Materials to be supplied thereunder. The Parties agree to meet, at an appropriate time prior to the anticipated completion of the Project, to discuss possible terms for extending the development and supply arrangement to the scaleup and production of material for phase III clinical trial and commercial use. Genentech, however, is under no obligation to agree to such an extension.

          8.4    MATERIALS SUPPLY.

          (a) Genentech shall use its commercially reasonable best efforts to supply the specific Materials described in Exhibit H, according to such schedule and in such quantities to be agreed by the Parties. Sensus shall pay Genentech for supply of Materials an amount [ * ] of such Materials. Such payments shall be made within thirty (30) days of receipt of an invoice from Genentech. The Materials supplied by Genentech hereunder shall conform to such specifications, including release and QA/QC specifications, as will be mutually agreed to by the Parties and attached hereto as Exhibit I (the "Specifications"). The Parties agree that, under the Project, Genentech shall develop manufacturing processes for the Growth Hormone Antagonists sufficient to supply Sensus with batches of Material

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                                      3.

     sufficient for pre-clinical and phase I/phase II clinical use. At the beginning of each calendar quarter, Genentech and Sensus will mutually agree upon a Material production and delivery schedule for such quarter.

          (b) Upon receipt of each batch of Material to be provided by Genentech pursuant to Section 8.4,(a), Sensus shall confirm that such product meets the Specifications by performing pertinent analytical tests. In the event that Sensus determines that such Material does not comply with the Specifications in Exhibit I. Sensus shall so inform Genentech in writing within a reasonable period of time not to exceed 90 days from receipt of such Material, describing in detail the failure to meet the Specifications. If Sensus does not so inform Genentech of any such non-compliance with the Specifications within ten business days of Sensus' receipt of the Material, the Material shall be deemed to meet such Specifications. If Genentech agrees that the delivered Material does not meet the Specifications, Genentech shall thereafter use its commercially reasonable best efforts, at Sensus's cost, to produce the required amount of Material complying with the Specifications in as short a time as commercially reasonably practicable. In no event shall Sensus be relieved of the obligation to pay for the non-complying Material. If Genentech disputes Sensus's determination that the product fails to comply with the Specifications, the parties shall proceed under Section 8.4(c) hereof. If Genentech is unable to produce any required batch of Material in compliance with the Specifications within a reasonable period of time following the date required for delivery of such batch under the production and delivery schedule agreed to by the parties under Section 8.4(a), then Sensus may terminate this Agreement, and upon such termination Sensus shall be responsible for payment of all fees and costs accrued through the date of termination.

          (c) In the event that Genentech disputes Sensus' determination that any batch of Material delivered by Genentech hereunder fails to meet the Specifications, and Genentech gives Sensus written notice of such dispute within ten business days of receiving notice from Sensus of its determination, Sensus shall submit samples of the product delivered by Genentech that is the subject of the dispute (the "Disputed Product") to an independent laboratory mutually agreed upon by the parties in good faith, for testing as to conformity with the Specifications. The determination of such independent laboratory shall be final with regard to the question of whether such Disputed Product delivered by Genentech hereunder complies with the Specifications. In the event that the Disputed Product is determined not to comply with the Specifications by this procedure, such product shall be returned to Genentech, Genentech shall pay all costs of the independent laboratory analysis performed on such Disputed Product, and Genentech shall provide Sensus conforming Material as soon as reasonably practicable. In the event that the Disputed Product is determined to comply with the Specifications by this procedure, such product shall be returned to Sensus, and Sensus shall pay all costs of the independent laboratory analysis performed on such Disputed Product. In the event the Disputed Product does not comply with the Specifications, Sensus shall pay for the Disputed Product and any replacement Material.

                                      4.

          8.5 PAYMENTS. Upon the closing of Sensus' first financing of at least $[ * ] (including the financing referred to in Section 4.1.3), Sensus shall simultaneously pay Genentech $[ * ] in non-refundable consideration for Genentech agreeing to undertake the Project. In addition, Sensus shall pay Genentech $[ * ] annually per each FTE (based upon expending 235 days per year in performing his or her services) or in proportion for parts of such FTEs dedicated to and actually conducting work on the Project and other work related to the Project, payable quarterly, provided that Genentech shall not be required to dedicate during the term of this Agreement more than a total of twelve FTEs to the Project, excluding manufacturing personnel. Genentech shall provide quarterly invoices thirty
     (30) days after the end of each quarter for the cost of the Genentech employees dedicated to performing the Project in the prior quarter, which invoices shall include a detail of the person days worked and particular aspects of the Project performed during such time. Sensus will remit such invoiced amount to Genentech within thirty (30) days of receipt of such invoice.

          8.6  TRANSFER OF MANUFACTURING INFORMATION.

               (a) Regularly throughout the performance of the Project, but in no event less frequently than once every calendar quarter, Genentech shall provide Sensus a written report summarizing the results and developments of the Project and characterizing the nature of all new Manufacturing Information developed since the last report hereunder. At Sensus" reasonable request, Genentech shall provide Sensus copies of Genentech documents describing or setting forth the Manufacturing Information.

               (b) For use pursuant to Section 8.7, Genentech shall transfer the Manufacturing Information to Sensus or a third party manufacturer of Sensus' choice (who executes a confidentiality agreement reasonably satisfactory to Genentech, which agreement shall not prevent such party from using the Manufacturing Information on Sensus' behalf) not more than 60 days after the anticipated completion or termination of the Project if Genentech decides not to extend the Project to include the scaleup and production of Material for a phase III clinical trial or commercial use, as provided for in Section 8.3.

          8.7 INTELLECTUAL PROPERTY. Genentech hereby grants Sensus a nonexclusive, worldwide license, with the right to sublicense, during the term of the Agreement to use the Manufacturing Information and to practice the Manufacturing Parents solely in connection with the licenses granted under Section 2.1 of this Agreement and so long as Sensus is meeting its obligations under the Agreement, as amended. Royalties for this license are included within the royalties described in Section 4.2.1.

          8.8  REGULATORY SUBMISSIONS AND REVIEWS.

               (a) Promptly after Sensus' request, Genentech shall, consistent with appropriate regulatory practices, supply Sensus such regulatory information specifically relating to the process for manufacturing Growth Hormone Antagonists developed by

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                                      5.

Genentech under this Article 8 as is necessary to file an Investigational New Drug application for any such Growth Hormone Antagonist (the "IND"), naming Genentech as supplier for Phase I, II and perhaps Phase III clinical trials of such compound (the "Trial Material").

     (b) After Genentech has completed the Project, Genentech shall, consistent with appropriate regulatory-practices, provide Sensus any additional information or data reflecting any changes to the data and information relating to Trial Material as provided pursuant to Section 8.8(a) above.

     (c) Promptly after Sensus's reasonable request, Genentech shall consistent with appropriate regulatory practices, supply Sensus such information in Genentech's possession specifically relating to the process for manufacturing Growth Hormone Antagonists developed by Genentech under this Article 8 as is necessary for Sensus to submit or obtain regulatory applications or approvals required in a foreign country for Sensus to conduct clinical trials of or market such compounds. Genentech agrees to provide Sensus access to all documents and information of Genentech specifically relating to the Growth Hormone Antagonists and the process for manufacturing same as is necessary for any regulatory submissions by Sensus covering such Growth Hormone Antagonists.

     (d) All costs of compiling, filing and maintaining any regulatory documents that Genentech is required to submit to any regulatory authority shall be at Sensus' expense, and consistent with the FTE restrictions of Section 8.5.

     (e) In the event that FDA or any other national, state, or local regulatory authority shall make any inquiries or request or require any information relating to an IND for Growth Hormone Antagonists which relates to work performed by Genentech under this Article 8, Genentech, to the extent possible, shall assist Sensus in responding fully and completely to such inquiry or request. Any effort expended by Genentech hereunder in assisting Sensus shall be at Sensus' expense and consistent with the FTE restrictions of Section 8.5.

     (f) At any time that representatives of FDA or of any national, state or local regulatory authority advise Genentech that there will be an inspection of Genentech's facility or facilities where a Growth Hormone Antagonist, is, or will be, manufactured and which inspection specifically relates to Genentech's manufacture of Growth Hormone Antagonists, Genentech shall immediately notify Sensus of the date and time at which such inspection is scheduled to occur.

     (g) Genentech shall immediately advise Sensus in writing of any and all regulatory actions involving its facilities or products or process that relate or impact in any material manner to the manufacturing process for a Growth Hormone Antagonist or production thereof, including without limitation governmental inspection reports, findings and disciplinary actions against Genentech and all corrective or remedial actions

                                      6.

taken in response thereto. Genentech shall also advise Sensus in writing immediately upon discovering any material problems at its facilities relating to the production of Growth Hormone Antagonist, including contamination or manufacturing errors, and any other action or omission that did, or could, adversely affect the safety, efficacy, quality or stability of the Growth Hormone Antagonist, together with a statement of all corrective or remedial action taken.

     8.9 MANUFACTURING WARRANTY. Genentech hereby represents and warrants to Sensus that it will manufacture the Materials for use in Phase I & Phase II clinical trials in accordance with current Good Manufacturing Practices rules and regulations.

     8.10 OBLIGATION UPON FINANCING. Genentech shall have no obligation to begin the Project until Sensus receives the [ * ] Dollars ($[ * ]) described in
Section 4.1.3.

     8.11 TERMINATION. Except as otherwise provided, all of Genentech's obligations under Article 8 shall terminate upon the earlier of (i) the completion of the Project or (ii) the expenditure by Genentech of twelve FTE's, excluding manufacturing personnel. If Genentech's obligations terminate under clause (i) of the preceding sentence or Sensus terminates the Agreement pursuant to Section 8.4(b), Genentech's obligations under Sections 8.6(b), 8.7 and 8.8 shall survive such termination. If Genentech's obligations terminate under clause (ii) of the preceding sentence, Genentech's obligations under Sections 8.6(b) and 8.7 shall survive such termination. Sensus may terminate its obligations under Article 8 as provided in Section 8.4(b)."

     4. AMENDMENT OF SECTION 9.11.2. Section 9.11.2 of the Agreement is hereby amended by adding to the first sentence of the Section, after the phrase "sale of any Licensed Product," the following phrase: "or (iii) any negligence or willful misconduct on the part of Genentech in the manufacture of Growth Hormone Antagonists".

     5.   MISCELLANEOUS

          5.1 REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other that, to the best of its knowledge, (i) it is free to enter into this Amendment and (ii) in so doing it will not violate any other agreement to which it is a party.

          5.2 ENTIRE AGREEMENT AND AMENDMENT. Except as modified by this Amendment and for that certain letter agreement attached to the Agreement as Exhibit "F", the Agreement, as amended, remains in full force and effect and the Agreement and Amendment contain and constitute the entire understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understanding and agreements, whether verbal or written, between the parties respecting the subject matter hereof. No waiver, modification or amendment of any provision of this Amendment shall be valid or effective unless made in writing and signed by a duly authorized officer of each of the Parties.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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                                      7.

     5.3 SEVERABILITY. In the event any one of the provisions of this Amendment should for any reason be held by any court or authority having jurisdiction over this Amendment or either of the Parties to be invalid, illegal or unenforceable, such provision or provisions shall be validly reformed by addition or deletion of wording as appropriate to avoid such result and as nearly as possible approximate the intent of the Parties and, if unreformable, shall be divisible and deleted in such jurisdiction; elsewhere, this Amendment shall not be affected.

     5.4 CAPTIONS. The captions to this Amendment are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Amendment.

     5.5 APPLICABLE LAW. This Amendment shall be governed by the laws of the State of California, without regard to its conflicts of laws principles.

     IN WITNESS THEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original.


GENENTECH, INC.                              SENSUS DRUG DEVELOPMENT CORPORATION


By [SIGNATURE]                               By: [SIGNATURE]
  -----------------------------                 ---------------------------

Title: Senior Vice President                 Title: President & COO
      -------------------------

                                      8.

                                   EXHIBIT H


                     SENSUS CORPORATION - GENENTECH, INC.
               PHARMACEUTICAL DEVELOPMENT/MANUFACTURING SERVICES

                                 SCOPE OF WORK

[ * ]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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                                      1.

[ * ]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

                                      2.

[ * ]


X.   ESTABLISH & CHARACTERIZE [ * ]

     .    Coordinate with Sensus' designated QC contractor

XI.  OTHER

     .    Provide samples of [ * ] if available
     .    Provide Sensus with appropriate documentation/records of above services
     .    Meet with Sensus as required to monitor progress

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      3.

                        AMENDMENT OF LICENSE AGREEMENT

     THIS AMENDEMENT OF LICENSE AGREEMENT (the "Amendment") is entered into effective as of March 31, 1995 (the "Effective Date"), by and between GENENTECH, INC., a Delaware corporation ("Genentech") and SENSUS DRUG DEVELOPMENT CORPORATION, a Delaware corporation ("Sensus").

                                   RECITALS

A. Genentech and Sensus entered into that certain License Agreement dated as of July 11, 1994, as amended previously on November 4, 1994 and February 3, 1995, (the "Agreement") pursuant to which Genentech granted Sensus licenses under certain patent rights and know-how of Genentech:

B. Genentech and Sensus wish to amend the Agreement to modify the equity investment and payment terms of the Agreement:

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. AMENDMENT OF EQUITY AND PAYMENT PROVISIONS. The provisions of Article IV of the Agreement relating to "Equity and Payment" are amended and modified as follows:

        1.1    Section 4.1.1 (b) of the Agreement is hereby amended as follows:

               (A) Each reference to "[ * ]" in Section 4.1.1 (b) is hereby changed to "[ * ]".

        1.2    Section 4.1.2 of the Agreement is hereby amended as follows:

               (A) The phrase "by March 31, 1995" in Section 4.1.2 is hereby deleted and replaced with the phrase "by July 15, 1995".

               (B) The table in section 4.1.2 is hereby deleted and replaced with the following schedule


                                             Months After February 3, 1995
                                                  Within Which Second
       Amount Raised in First Closing               Closing to Occur
       ------------------------------        -----------------------------
                  [ * ]                                   [ * ]

               (C) The phrase "at least $[ * ]" in Section 4.1.2 is hereby deleted and replaced with the phrase "at least $[ * ]".

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

               (D) The phrase "an additional [ * ]" in Section 4.1.2 is hereby deleted and replaced with the phrase "an additional $[ * ]".

         1.3   Section 4.1.3 of the Agreement is hereby amended as follows:

               (A) The phrase "by March 31, 1995" is hereby deleted and replaced by the phrase "by July 15, 1995".

               (B)  The phrase "at least [ * ] Dollars ($[ * ])" in Section
                    4.1.3 is hereby deleted and replaced with the phrase "at least [ * ] Dollars ($[ * ])".

               (C) The phrase "the $[ * ]" in section 4.1.3 is hereby deleted and replaced by the phrase "the $[ * ]".

               (D) The reference to "[ * ]" in Section 4.1.3 is changed to "[ * ]".

     2. AMENDMENT OF PROCESS DEVELOPMENT AND MATERIAL SUPPLY PROVISIONS. The provisions of Article VIII of the Agreement relating to "Process Development and Supply of Materials" are amended and modified as follow:


          2.1  Section 8.5 of the Agreement is hereby amended as follows:

               (A) The phrase "at least $[ * ]" in Section 8.5 is hereby deleted and replaced by the phrase "at least $[ * ]".

          2.2  Section 8.10 is hereby amended as follows:

               (A) The phrase "[ * ] Dollars ($[ * ])" in Section 8.10 is hereby deleted and replaced by the phrase "[ * ] dollars ($[ * ])".

          IN WITNESS THEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be at original.

GENENTECH, INC.                    SENSUS DRUG DEVELOPMENT CORPORATION


By: [SIGNATURE]                    By: [SIGNATURE]
   ---------------------------        ---------------------------------

Title: SR VP                       Title: President/CEO
      ------------------------           ------------------------------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      2.

                     FOURTH AMENDMENT TO LICENSE AGREEMENT

     THIS AMENDMENT TO LICENSE AGREEMENT (the "Amendment") is entered into effective as of __________, 1998 (the "Effective Date"), by and between GENENTECH, INC., a Delaware corporation ("Genentech") and SENSUS DRUG DEVELOPMENT CORPORATION, a Delaware corporation ("Sensus").

                                   RECITALS

A. Genentech and Sensus entered into that certain License Agreement dated as of July 11, 1994, as amended previously on November 4, 1994, February 3, 1995 and March 31, 1995 (the "Agreement") pursuant to which Genentech granted Sensus licenses under certain patent rights and know-how of Genentech;

B. Sensus wishes to obtain the [ * ] from Genentech to support their current studies with the human growth hormone antagonist;

C. Genentech is willing to supply the [ * ] to Sensus on the terms and subject to conditions set forth below;

D. Genentech and Sensus wish to amend the Agreement to modify the Material List contained in Exhibit E of the Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. AMENDMENT OF EXHIBIT E. Exhibit E of the Agreement is hereby amended by adding the following to the Material List:

          [ * ]

     2.   MISCELLANEOUS.

          2.1 CONDITIONS. As a condition to adding the above material to Exhibit E of the Agreement, Sensus agrees that such material will constitute confidential information under Article VI of the Agreement, and that Sensus will use such material solely for animal or in vitro studies to further understand the role of the [ * ].

          Notwithstanding the foregoing, Sensus may transfer such material to third parties for purification or other purposes relating to the processing of the

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

material, so long as any such third party is bound by confidentiality provisions no less stringent than those set forth in the Agreement.

          2.2 ENTIRE AGREEMENT AND AMENDMENT. Except as modified by this Amendment, the Agreement, remains in full force and effect and the Agreement and Amendment contain and constitute the entire understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understanding and agreements, whether verbal or written, between the parties respecting the subject matter hereof. No waiver, modification or amendment of any provision of this Amendment shall be valid or effective unless made in writing and signed by a duly authorized officer of each of the Parties.

     IN WITNESS THEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original.

GENENTECH, INC.                         SENSUS DRUG DEVELOPMENT CORPORATION

By: [SIGNATURE]                         By: [SIGNATURE] 2-9-98
   ---------------------------             -----------------------------

Title: VP Process Sciences              Title: Sr. VP Research, Mfg.
      ------------------------                ------------------------

--------------------------------------------------------------------------------

                                      2.

[*] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     FIFTH AMENDMENT TO LICENSE AGREEMENT


     THIS AMENDMENT TO LICENSE AGREEMENT (the "Amendment") is entered into effective as of May 19, 1998 (the "Effective Date"), by and between GENENTECH, INC., a Delaware corporation ("Genentech") and SENSUS DRUG DEVELOPMENT CORPORATION, a Delaware corporation ("Sensus").

                                   RECITALS

     A. Genentech and Sensus entered into that certain License Agreement dated as of July 11, 1994, as amended previously on November 4, 1994, February 3, 1995, March 31, 1995, and February 9, 1998 (the "Agreement") pursuant to which Genentech granted Sensus licenses under certain patent rights and know-how of Genentech;

     B. Sensus wishes to obtain certain [ * ] from Genentech to support their current studies with the human growth hormone antagonist;

     C. Genentech is willing to supply the [ * ] to Sensus on the terms and subject to conditions set forth below;

     D. Genentech and Sensus wish to amend the Agreement to modify the Material List contained in Exhibit E of the Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. AMENDMENT OF EXHIBIT E. Exhibit E of the Agreement is hereby amended by adding the following to the Material List:

          [ * ] used for gauging the purity of [ * ] products (specifically, [ * ]) expressed in [ * ]

     2.   MISCELLANEOUS.

          2.1 CONDITIONS. As a condition to adding the above material to Exhibit E of the Agreement, Sensus agrees that such material will constitute confidential information under Article VI of the Agreement, and that Sensus will use such material solely for animal or in vitro studies to further understand the role of the growth hormone receptor in physiology and disease.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     Notwithstanding the foregoing, Sensus may transfer such material to third parties for purification or other purposes relating to the processing of the material, so long as any such third party is bound by confidentiality provisions no less stringent than those set forth in the Agreement.

          2.2 ENTIRE AGREEMENT AND AMENDMENT. Except as modified by this Amendment, the Agreement, remains in full force and effect and the Agreement and Amendment contain and constitute the entire understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understanding and agreements, whether verbal or written, between the parties respecting the subject matter hereof. No waiver, modification or amendment of any provision of this Amendment shall be valid or effective unless made in writing and signed by a duly authorized officer of each of the Parties.

     IN WITNESS THEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original.

GENENTECH, INC.                         SENSUS DRUG DEVELOPMENT CORPORATION

By: [SIGNATURE]                         By: [SIGNATURE]
   ------------------------------          ---------------------------------

Title: VP Process Sciences              Title: Sr. VP
      ---------------------------             ------------------------------

                                      2.